Exhibit 99.2 Martin Midstream Partners L.P. Third Quarter 2020 Earnings Summary October 21, 2020 1

Disclaimers Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.MMLP.com. MMLP’s management believes that these non-GAAP financial measures may provide useful information to investors regarding MMLP’s financial condition and results of operations as they provide another measure of the profitability and ability to service its debt and are considered important measures by financial analysts covering MMLP and its peers. The Partnership has not provided comparable GAAP financial information on a forward-looking basis because it would require the Partnership to create estimated ranges on a GAAP basis, which would entail unreasonable effort. Adjustments required to reconcile forward-looking non-GAAP measures cannot be predicted with reasonable certainty but may include, among others, costs related to debt amendments and unusual charges, expenses and gains. Some or all of those adjustments could be significant. Forward Looking Statements Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial or operational estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties, including (i) the current and potential impacts of the COVID 19 pandemic generally, on an industry-specific basis, and on Martin Midstream Partners' specific operations and business, (ii) the effects of the continued volatility of commodity prices and the related macroeconomic and political environment, and (iii) other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise except where required to do so by law. 2

MMLP 3Q 2020 Adjusted EBITDA Comparison & Reconciliation Terminalling Natural Gas Interest Sulfur Services Transportation SG&A 3Q 2020 & Storage Liquids Expense Net income (loss) $7.0 $5.6 $1.1 $1.8 $(13.4) $(12.9) $(10.8) Interest expense add back -- -- -- -- -- $12.9 $12.9 Loss on exchange of senior unsecured notes -- -- -- -- $8.5 -- $8.5 Income tax expense -- -- -- -- $0.4 -- $0.4 Operating Income (loss) $7.0 $5.6 $1.1 $1.8 $(4.5) $0.0 $11.0 Depreciation and amortization $7.3 $3.0 $4.4 $0.6 -- -- $15.3 Gain on involuntary conversion of property $(0.1) $(4.4) -- -- -- -- $(4.5) Non-cash mark to market on commodity -- -- -- $0.4 -- -- $0.4 derivatives Non-cash compensation expense -- -- -- -- $0.3 -- $0.3 Adjusted EBITDA $14.2 $4.2 $5.5 $2.8 $(4.2) $0.0 $22.5 Terminalling & Storage 3Q19 Actual 3Q20 Actual Transportation 3Q19 Actual 3Q20 Actual Smackover Refinery $5.7 $4.7 Land $4.4 $4.1 Martin Lubricants $4.5 $5.0 Marine $3.8 $1.5 Specialty Terminals $2.6 $3.7 Total Transportation $8.2 $5.5 Shore-Based Terminals $0.4 $0.7 Natural Gas Liquids 3Q19 Actual 3Q20 Actual Total T&S $13.3 $14.2 Butane $0.9 $2.6 Sulfur Services 3Q19 Actual 3Q20 Actual Natural Gasoline $0.6 $(0.1) Fertilizer $1.9 $0.6 Propane $0.2 $0.4 Sulfur Prilling $0.2 $2.0 Total NGLs $1.6 $2.8 Molten Sulfur $1.1 $1.5 Adjusted EBITDA* $26.2 $26.7 Total Sulfur Services $3.1 $4.2 Unallocated SG&A $(4.2) $(4.2) Total Adjusted EBITDA $22.0 $22.5 Note: numbers may not add due to rounding 3 *Pre-Unallocated SG&A

MMLP 3Q 2019 Adjusted EBITDA Reconciliation Terminalling Natural Gas Interest Sulfur Services Transportation SG&A 3Q 2019 & Storage Liquids Expense Net income (loss) $5.6 $0.3 $4.4 $19.7 $(4.7) $(12.0) $13.3 Interest expense add back -- -- -- -- -- $12.0 $12.0 Income tax expense -- -- -- -- $0.2 -- $0.2 Operating Income (loss) $5.6 $0.3 $4.4 $19.7 $(4.5) $0.0 $25.5 Depreciation and amortization $7.7 $2.8 $3.9 $0.6 -- -- $15.0 Gain on disposition or sale of ppe -- -- $(0.1) $(16.2) -- -- $(16.3) Lower of cost or market adjustments -- -- -- $0.1 -- -- $0.1 Non-cash mark to market on commodity -- -- -- $(2.6) -- -- $(2.6) derivatives Non-cash compensation expense -- -- -- -- $0.3 -- $0.3 Adjusted EBITDA $13.3 $3.1 $8.2 $1.6 $(4.2) $0.0 $22.0 Note: numbers may not add due to rounding 4 *Pre-Unallocated SG&A

2020E Guidance Update $ millions 3Q20A YTD 2020A 2020E Adjusted EBITDA $22.5 $77.5 $95 - $107 Expansion Capital Expenditures(1) $2.0 $9.1 $10 - $13 Maintenance Capital $3.0 $8.5 $14 - $16 Expenditures (1) Does not include net expenditures of $0.3mm and $4.3mm, for the three and nine months ended September 30, 2020, related to the Neches Ship-Loader and other capital expenditures reimbursed by insurance proceeds. 5